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                                                                    EXHIBIT 32.1


I, Richard Koch, Chief Executive Officer of Power Efficiency Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

1. the amended Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

2. the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 29, 2004

         BY:      /s/ Richard Koch
                  Richard Koch
                  Chief Executive Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.